<LOGO> Volumetric Fund, Inc.






To Our Shareholders:

	The year of 2009 was a very good one for Volumetric Fund and the stock market. After suffering huge losses in 2008 and the early part of 2009, the market bottomed out and turned around on March 9th. If you remember, we called the bottom in March and disclosed it in early April in our first quarter report. Overall, Volumetric Fund's net asset value per share (NAV) advanced 21.7% during 2009. The market, as measured by the Standard & Poor's 500 Index, gained 23.5% in the same period. Our NAV closed out the year at $15.02 per share, up from its initial value of $12.34 at the beginning of the year, and up
40.4% from its low point of $10.70 on March 9th.

       The Volumetric Index which indicates the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $164,687 on December 31, 2009. Our average annual return during our past 31 years of history has been 9.5%, as compared to that of 8.2% during the same period for the S&P 500 Index.

       Since our proprietary 'Volume and Range' portfolio management system was introduced over nine years ago, on September 1, 2000, we have substantially outperformed the major market indices. We have also outperformed the S&P Index six out of the past nine years.



                             Year 2009  Fourth Quarter Change since 9/1/2000*

  Volumetric Fund	        +21.7%       + 3.9%	 + 22.7%
  Standard & Poor's 500 Index   +23.5	      + 5.5      - 26.7
  NYSE Composite Index  	+24.8	      + 4.0	 +  0.4
  Dow-Jones Industrials	        +18.8	      + 8.5	 -  7.2
  NASDAQ Composite Index        +43.9	      + 6.9	 - 46.6
            *Introduction of 'Volume and Range' system.


FOURTH QUARTER PORTFOLIO CHANGES

       As mentioned above, the Fund's NAV advanced 3.9% during the fourth quarter. We have increased our cash position, which includes dividends receivables, slightly from 11.6%, as of September 30th, to 14.5% per statement of net assets. The Fund has 70 equities in its portfolio with 66 gainers and 4 losers. Our average equity is up 26.2%. Our ten top stocks are shown in the 'Top Stocks and Industry Holdings' table.
       The following diversified group of 21 stocks was added to our portfolio during the fourth quarter: Aetna, Inc., Alcoa, Alliant Techsystems, Aqua America, AT&T, Bard CR, Clarcor, Church & Dwight, Deere, Hansen Natural, JDS Uniphase, Leucadia National, L-3 Communications, McDonalds, Monsanto, Navigant Consulting, Orbital Sciences, PPL Corp., Southwest Air Lines, Stericycle and Waste Connections.

	On the sell side, we sold 22 equities from our September 30th portfolio: Agilent Technologies, Autodesk, Baxter International, BJ Wholesale, Boston Scientific, ConocoPhillips, Danaher, Flower Industries, Lexmark, Maxim Integrated Products, Molson-Coors Brewing, Norfolk Southern, Olin, Owens & Minor, Polycom, Roper, Ruddick, SPDR Materials ETF, Teleflex, Toro, US Steel and Xerox. The best percentage gainer was US Steel with a 64% realized gain.








TOP STOCKS AND INDUSTRY HOLDINGS

          Our ten largest common stock holdings, excluding Technology and Financial ETFs, and our largest industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.

		    % of Fund's    Unrealized Gain
		     Net Assets           %

Dress Barn            2.82%          157.4%
Nu-Skin               2.15	      62.2
Lancaster Colony      1.73	      63.9
Tiffany               1.66	      94.3
McKesson              1.48             5.4
Overseas Shipholding  1.48	      69.0
Lincare Holdings      1.46	      54.4
Citrix Systems        1.45	      79.0
Mack-Cali Realty      1.43	      72.8
Bristol Myers Squibb  1.39	      41.0
      Total:         17.05%



  10 Largest Industry Holdings
   % of the Fund's Net Assets

Consumer Products          7.1%
Retail                     6.7
Aerospace/Defense          5.4
Indexes                    5.0
Electrical/Semiconductor   4.9
Miscellaneous/Diversified  4.8
Medical/Health             4.8
Utilities                  4.0
Transportation             3.8
Oil/Energy                 3.7

      Total:              50.2%

OTHER NEWS

       As indicated in our January 4, 2010, memo to shareholders, Volumetric Fund did not declare any dividend and capital gain distributions for 2009, and consequently the Fund's net asset value was not reduced by a distribution at the beginning of January 2010.

       As mentioned in our second quarter report, at the Fund's annual meeting on June 11, 2009, shareholders re-elected all nine nominated directors by at least 99.7% of the votes cast and approved the ratification of our new independent auditor, Briggs, Bunting &
Dougherty, LLP, by 99.9% of the votes. Their name was changed to BBD, LLP, as of January 1, 2010.

       The Board of Directors at their December 10, 2009, meeting approved the renewal of the Investment Advisory Contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor 500 Index and other appropriate indexes in 6 out of the past 9 years; 3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, if the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

       After strong gains in 2009 the stock market declined in January 2010, due mostly to profit taking, fear of high unemployment and global debt problems. The Standard & Poor's 500 Index slid 4.4% in 2010, as of February 5. Volumetric Fund's NAV declined only 2.9% in the same period. Since the beginning of the year, we have increased our cash position from 14% to 29% for protection. The current market outlook is mixed. Our proprietary volume indicator has turned from negative to neutral. We are ready to reduce our cash to a much lower level, as soon as, the turnaround is confirmed by our Volume and Range system.

       We thank you for your confidence and trust. If you have any questions, please do not hesitate to call us.

February 6, 2010
			Sincerely,



/s/Gabriel J. Gibs				/s/ Irene J. Zawitkowski

Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President






THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POOR'S 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2009)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981
2009         $164,687         $116,023


       Average Annual Total Returns Of Fund(as of 12/31/09)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     + 21.72%    - 0.97%    + 1.99%     + 9.46%
S&P 500 Comp Index  + 23.45%    - 1.65%    - 2.72%     + 8.23%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.





                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each year)

        Years ended December 31         2009     2008	  2007    2006	  2005
                                      --------  ------  ------  ------  ------
Net asset value, beginning of year    $12.34    $18.10	$19.10	$19.30	$21.28
                                       -------  ------  ------  ------  ------
Income from investment operations:
  Net investment loss	               (0.02)   (0.03)  (0.03)  (0.02)   (0.08)
  Net realized and unrealized
     gain (loss) on investments	        2.70    (5.25)	 0.58    1.16     0.45
                                       -------  ------  ------  ------  ------
 Total from investment operations       2.68    (5.28)   0.55    1.14     0.37
                                       -------  ------  ------  ------  ------
Less distributions from:
   Net investment income	        0.00     0.00    0.00    0.00    (0.15)
   Net realized gains                   0.00    (0.48)	(1.55)	(1.34)   (2.20)
                                       -------  ------  ------  ------  ------
Total distributions	                0.00    (0.48)  (1.55)  (1.34)   (2.35)
                                       -------  ------  ------  ------  ------
Net asset value, end of year	      $15.02   $12.34  $18.10  $19.10   $19.30
                                       ======  ======  ======   ======  ======
Total return	                       21.72%  (29.94)%  3.11%	 6.34%    1.96%
                                       ======  ======  ======   ======  ======

Ratios and Supplemental Data:
Net assets, end of period (in thousands)
                                       $18,112 $15,896 $24,590 $24,329 $24,194
Ratio of expenses to average net assets	 1.96%   1.93%   1.95%   1.94%	 1.91%1
Ratio of net investment loss to average net assets
                                        (0.17%) (0.24%) (0.14%) (0.10%)(0.42%)2
Portfolio turnover rate	                  170%  217%    141%    153%     160%



 1 Before waiver:  1.94%
 2 Before waiver:  (0.45)%

                              See notes to financial statements





	     VOLUMETRIC FUND, INC.
	  STATEMENT OF NET ASSETS
	     December 31, 2009

Equities:	85.5%
SHARES	COMPANY	                          VALUE
 	Aerospace/Defense: 5.4%
 2,100	Alliant Techsystems*	        $185,367
 2,200	L-3 Communications	         191,290
12,000	Orbital Sciences*	         183,120
 3,800	Raytheon	                 195,776
 3,300	United Technologies	         229,053
                                        --------
		                         984,606
                                        --------
	Air Transport: 1.2%
19,000	Southwest Air Lines	         217,170
                                        --------
	Business Services: 0.9%
11,400	Navigant Consulting*           	 169,404
                                        --------
	Chemicals: 2.0%
 2,500	Monsanto	                 204,375
 5,000	Pentair	                         161,500
                                        --------
		                         365,875
                                        --------
	Communications: 3.4%
 6,500	AT&T Inc.	                 182,195
25,000	Earthlink	                 207,750
 4,700	Harris Corp. 	                 223,485
                                        --------
		                         613,430
                                        --------
	Computers/Hardware: 2.4%
 8,000	Cisco Systems*	                 191,520
 1,800	IBM	                         235,620
                                        --------
		                         427,140
                                        --------
	Computers/Software: 1.4%
 6,300	Citrix Systems*	                 262,143
                                        --------
	Consumer Products: 7.1%
 3,000	Church & Dwight	                 181,350
 6,600	Hasbro	                         211,596
 6,300	Lancaster Colony	         312,984
14,500	Nu-Skin Enterprises      	 389,615
 3,000	Procter & Gamble	         181,890
                                        --------
		                       1,277,435
                                        --------
	Drugs: 3.5%
10,000	Bristol-Myers Squibb	         252,500
 3,100	Johnson & Johnson	         199,671
10,300	Pfizer	                         187,357
                                        --------
		                         639,528
                                        --------
	Educational Services: 1.0%
 3,300	DeVry Inc.	                 187,209
                                        --------
	Electrical/Semiconductor: 4.9%
 9,000	Altera	                         203,670
10,000	Intel	                         204,000
20,000	JDS Uniphase*	                 165,000
 8,000	Texas Instruments	         208,480
 1,100	W.W. Grainger	                 106,513
                                        --------
  	 	                         887,663
                                        --------
	Financial Services/Banks: 3.6%
 9,000	Bank of America	                 135,540
36,000	SPDR Financial ETF	         518,400
                                        --------
		                         653,940
                                        --------
`	Foods/Beverage: 3.3%
 3,400	Coca Cola	                 193,800
 9,100	Conagra Foods	                 209,755
 4,800	Hansen Natural*	                 184,320
                                        --------
		                         587,875
                                        --------
	Indexes: 5.0%
 2,000	SPDR S&P 500 Trust	         222,880
29,400	SPDR Technology ETF	         674,142
                                        --------
		                         897,022
                                        --------
	Insurance: 1.1%
 6,000	Aetna Inc.	                 190,200
                                        --------
	Internet Services: 2.1%
 8,000	Verisign*	                 193,920
11,000	Yahoo!*	                         184,580
                                        --------
		                         378,500
                                        --------




SHARES	COMPANY	                          VALUE
	Machinery: 3.5%
 3,700 	Deere	                        $200,133
 3,700 	Parker-Hannifin	                 199,356
 4,600 	Stanley Works	                 236,946
                                        --------
   	 	                         636,435
                                        --------
	Materials/Metals: 1.1%
 12,500 	Alcoa	                 201,500
                                        --------
	Medical/Health : 4.8%
 2,000 	C.R. Bard	                 155,800
 7,100 	Lincare Holdings*    	         263,694
 4,300 	McKesson	                 268,750
 3,300 	Stericycle*	                 182,061
                                        --------
		                         870,305
                                        --------
	Misc./Diversified: 4.8%
 5,400 	Carlisle	                 185,004
 5,400 	Clarcor	                         175,176
 8,000 	Leucadia National*	         190,320
 5,600 	Mueller Industries	         139,104
 5,500	Waste Connections*	         183,370
                                        --------
		                         872,974
                                        --------
	Oil/Energy: 3.7%
 2,500	Diamond Offshore Drilling	 246,050
 3,000	Hess	                         181,500
 5,000	National Fuel Gas	         250,000
                                        --------
		                         677,550
                                        --------
	Precision Instruments: 1.2%
 3,300	Becman Coulter	                 215,952
                                        --------
	Real Estate: 1.4%
 7,500	Mack-Cali Realty	         259,275
                                        --------
	Restaurants: 2.1%
 3,000	McDonald's	                 187,320
 3,000	Panera Bread*	                 200,820
                                        --------
		                         388,140
                                        --------
	Retail: 6.7%
 3,700	Costco	                         218,929
22,100	Dress Barn*	                 510,289
 7,000	Tiffany	                         301,000
 3,300	Wal-Mart	                 176,385
                                        --------
		                       1,206,603
                                        --------
	Transportation: 3.8%
 4,000	C.H. Robinson Worldwide	         234,920
10,000	Knight Transportation	         192,900
 6,100	Overseas Shipholding Group	 268,095
                                        --------
		                         695,915
                                        --------
	Utilities: 4.1%
10,700	Aqua America	                 187,357
 5,500	Edison International	         191,290
 3,400	Exelon Corp.	                 166,158
 5,800	PPL Corp.	                 187,398
                                        --------
		                         732,203
                                        --------
TOTAL EQUITIES:
(COST:	$12,232,841)	              15,495,992
                                     -----------
CASH EQUIVALENTS & RECEIVABLES: 14.5%
   Cash		                           5,941
   JP Morgan Int. Bearing Deposit Acct 2,592,425
   Dividends and interest receivable	  17,373
                                     -----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES    2,615,739
                                     -----------
TOTAL ASSETS		              18,111,731
   Less liabilities:	 	              -
                                     -----------
NET ASSETS: 100.0%		     $18,111,731
                                     ===========
VOLUMETRIC SHARES OUTSTANDING	       1,205,953
                                     -----------
NET ASSET VALUE PER SHARE		  $15.02
                                          ======

 *  Non-income producing security
 ** See notes to financial statements






                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2009


INVESTMENT INCOME
  Dividends.........................................$   282,594
  Interest..........................................      4,607
                                                      ----------
     TOTAL INVESTMENT INCOME........................    287,201
                                                     ----------
EXPENSES
  Management fee (Note 2)...........................    314,166
                                                     ----------
  NET INVESTMENT LOSS ...............................   (26,965)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments.................. (1,073,219)
  Change in unrealized appreciation of investments
     Beginning of year............... $(1,016,670)
     End of year....................... 3,263,151
                                      -----------
     Increase in unrealized appreciation...........   4,279,821
                                                    ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..   3,206,602
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $ 3,179,637
                                                   =============





                              VOLUMETRIC FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2009       12/31/2008
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $   (26,965)        (49,775)
Net realized gain (loss) on investments..... ....  (1,073,219)     (3,038,028)
Increase (decrease)in unrealized appreciation....   4,279,821      (4,011,331)
                                                  -----------       ----------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS............................   3,179,637      (7,099,134)
                                                  -----------       ----------
DISTRIBUTION TO SHAREHOLDERS (NOTE 1d)...........
From net realized gain on investments                       0        (651,485)
                                                   ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)                  (964,169)       (913,327)
                                                   ----------      -----------
NET INCREASE (DECREASE)IN NET ASSETS.............   2,215,468      (8,663,946)
NET ASSETS:
    BEGINNING OF YEAR............................  15,896,263      24,560,209
                                                  -----------     ------------
    END OF YEAR.................................  $18,111,731     $15,896,263
                                                 ============     ============
-
    Undistributed net investment income                 $ --             $ --
                                                 ============     ============

                   See notes to financial statements






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Volumetric Fund, Inc. (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP').

a)	Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation.
If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

*	Level 1 - quoted prices in active markets for identical
securities
*	Level 2 - other significant observable inputs (including
quoted prices for similar securities, interest rates, credit risk, etc.)
*	Level 3 - significant unobservable inputs (including the
Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2009, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund's Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b)	Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is 'more likely than not' to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on Federal income tax returns for all open tax years (2006-2008) and during the year ended December 31, 2009, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

c)	Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required. The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

At December 31, 2009, the Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains: Expiring December 31, 2016: $2,966,200;
December 31, 2017: $1,142,494; Total: $4,108,694.

Permanent book and tax differences, primarily due to the differing book/tax treatment of net investment losses, resulted in reclassification for the year ended December 31, 2009 as follows: a decrease of capital paid in of $35,664, a decrease in accumulated net investment loss of $26,965, and a decrease in accumulated net realized loss on investments of $8,699. These reclassifications have no impact on net assets or results of operations.

d)	Distributions to Shareholders: It is the Fund's policy to
distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. There were no distributions for years ending December 31, 2008 and 2009. Capital gain distributions for the year ended December 31, 2007, were paid in January 2008.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are considered temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature; such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences do not require reclassification.

e)	Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000.
The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor.

3. Capital Stock Transactions

At December 31, 2009, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:


			     Year Ended		         Year Ended
		           December 31, 2009	      December 31, 2008
	                   Shares      Amount	      Shares	  Amount
                         ---------    ----------      -------   ---------
 Shares sold	           20,747	$279,785       25,422	$ 412,690
 Distributions reinvested	0	       0       35,652	  628,180
                         ---------    ----------      -------   ---------
	                   20,747	 279,785       61,074	1,040,870
                         ---------    ----------      -------   ---------
Shares redeemed 	 (102,823)    (1,243,954)    (130,304) (1,954,197
                         ---------    ----------      -------   ---------
Net decrease	          (82,076)     $(964,169)     (69,230)	$(913,327)
                         =========    ===========     ========  ==========

4. Purchases and Sales of Investment Securities

For the year ended December 31, 2009, purchases and sales of securities were $23,427,433 and $20,938,016, respectively. At
December 31, 2009 the cost of investments for Federal income tax purposes was $12,235,385. Accumulated net unrealized appreciation on investments was $3,260,607 consisting of $3,294,575 gross unrealized appreciation and $ 33,968 gross unrealized depreciation.
5. Composition of Net Assets
At December 31, 2009 net assets consisted of:

Net capital paid in on shares of stock...................  $ 18,959,818
Accumulated net unrealized appreciation ofinvestments.........3,263,151
Accumulated net realized loss on investments.................(4,111,238)
                                                           ------------
                                                           $ 18,111,731
                                                           ============

6. Federal Income Tax

As of December 31, 2009, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income		                     $	  0
Undistributed long-term capital gain			          0
Capital loss carryforwards                               (4,108,694)
Unrealized appreciation                                   3,260,607
                                                        ------------
                                                         $ (848,087)
                                                        ============





7. Commitments and Contingencies

Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of the business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Change of Independent Registered Public Accounting Firm

At Volumetric Fund's annual meeting on June 11, 2009, based on the recommendations of the Fund's Board of Directors, shareholders approved the engagement of Briggs, Bunting & Dougherty, LLP -- name changed to BBD, LLP as of 1/1/2010 -- to serve as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2009, replacing BKD, LLP.

BKD audited the Fund's financial statements for each of the fiscal years ended December 31, 2008 and December 31, 2007 and for prior years. These audits contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the interim period between January 1, 2009 and June 11, 2009, ('the Interim Period') there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the Fund's fiscal years ended December 31, 2008 and December 31, 2007 and the Interim Period, neither Volumetric Advisers, Inc. and the Fund, nor anyone on their behalf had consulted BBD on items which concerned the application of accounting principles to a specified transaction, or the type of audit opinion the might be rendered on the Fund's financial statements.


PROSPECTUS, PROXY AND PORTFOLIO INFORMATION

       This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.

       Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q (previously N-30B-2). These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Volumetric Fund, Inc.

       We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2009, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the four years in the period ended December 31, 2008 were audited by other auditors whose report dated February 6, 2009, expressed an unqualified opinion on such financial statement and financial highlights.

       We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2009, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

				              /s/     BBD, LLP
Philadelphia, Pennsylvania
February 12, 2010

INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2009 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2009 ' December, 2009.

       The table illustrates your fund's costs in two ways.

      Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

      Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

       Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.


                    Beginning         Ending      Net Expense  Expenses Paid
                  Account Value,  Account Value,    Ratio     During Period**
                     07/01/09        12/31/09*

Actual	                $1,000	   $1,175.30         1.95%	  $ 10.69
Hypothetical 5% Return	$1,000	   $1,015.38	     1.95%	  $  9.91

*The actual total returns for the six-month period ended December 31, 2009, was 17.53%.

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and then divided by 365.


GENERAL INFORMATION
INVESTMENT ADVISOR and TRANSFER AGENT
Volumetric Advisers, Inc.
87 Violet Drive
Pearl River, NY 10965

CUSTODIAN
JP Morgan Chase, N.A.
270 Park Avenue
New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE
Principal Trust Company
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
Philadelphia, PA 19103







DIRECTORS (Unaudited)

       The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


                              Interested Directors


  Director                  Occupation                               Age  Director
                                                                           Since

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-   73   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser and
                           transfer agent.

Irene J. Zawitkowski       President and Portfolio Co-Manager of the  56   1978
Volumetric Fund,Inc.       Fund. Co-Founder and officier in varous
87 Violet Drive            capacities since 1978. Also, Executive Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since    71   1987
Fulcrum Securities, Inc.   2008. Vice Chairman, Northeast Securities,
80 Broad Street            Inc. from 2001 to 2008. Chairman, Global
New York NY 10004          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haupl               Engineering consultants to the chemical    64   2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Raymond T. Mundy           Private practice of law since 1982. He is   66  2006
332 Route 306              also an Adjunct Professor of Philosophy and
Monsey, NY 10952           Business Ethics at Rockland Community
                           College, Suffern NY. Memeber of the Fund's
                           Audit Committee.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.       68  1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, a full service public
                           accountanting firm, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business     71  2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Chairmain of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.    63  1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630          Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.  59  1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.







Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
-----------------------
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
---------

J.P. Morgan Chase, N.A.
New York, New York

Independent Registered Public Accounting Firm
----------------------------------------------

BBD, LLP
Philadelphia, Pennsylvania


Board of Directors
------------------

William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Raymond T. Mundy
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski


Officers
---------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer